In Re:   SA Telecommunications, Inc.                           Accrual Basis -2
Case Nos.  97-2395 (PJW) through 97-2401 (PJW)


                            Comparative Balance Sheet


         Assets                                                    Month
                                                                  7/31/98

          1       Cash                                         $ 1,056,766
          2       Accounts Receivable (Net)                      1,018,922
          3       Inventory                                         34,190
          4       Notes Receivable                                      -
          5       Prepaid Expenses                                  15,900
          6       Other (Attach List)                                   -
          7       Total Current Assets                           2,125,778
          8       Property, Plant & Equipment                   10,454,992
          9       Less: Accumulated
                  Depreciation/Depletion                         5,811,127
          10      Net Property, Plant & Equipment                4,643,865
          11      Due From Affiliates & Insiders                        -
          12      Intangibles (Attach List)                             -
          12a     Debt Issuance Cost                                    -
          13      Other (Attach List)                            2,024,310
          14      Total Assets                                 $ 8,793,953

          Postpetition Liabilities
          15      Accounts Payable                               5,194,426
          15a     Accrued Telecommunications Costs               1,224,449
          16      Taxes Payable                                         -
          16a     Accrued Taxes Payable                                 -
          17      Notes Payable                                         -
          18      Professional Fees                                     -
          19      Secured Debt                                          -
          20      Due To Affiliates & Insiders                          -
          21      Other (Attach List)                                   -
          22      Total Postpetition Liabilities                 6,418,875

          Prepetition Liabilities
          23.     Secured Debt                                   4,267,093
          24.     Priority Debt (Attach List)                       91,675
          24a     Redeemable Preferred Stock                     1,620,000
          25      Unsecured Debt                                47,444,030
          26      Other (Attach List)                                   -
          27      Total Prepetition Liabilities                 53,422,798
          28      Total Liabilities                             59,841,673

          Equity
          29      Owner's Prepetition Equity                   (12,258,875)
          30      Postpetition Cumulative
                    Profit or (Loss)                           (38,788,845)
          31.     Total Equity (Deficit)                       (51,047,720)
          32      Total Liabilities & Owner's Equity           $ 8,793,953

In Re:   SA Telecommunications, Inc.                            Accrual Basis-2
Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)

                                                           Month
                                                          7/31/98

6        Other Current Assets
         A/R-Jack Matz                                           0
         A/R Prarie Systems, Inc.                                0
         A/R Line Costs                                          0
         Long Distance Network N/R                               0
                                                     -------------
                                                                 0
                                                     -------------
12       Intangibles
         Goodwill (net of amortization)                          0
                                                     -------------

13       Other Non-Current Assets
         Prepaid Employee Settlement (net)                       0
         Security Deposits & Miscellaneous               2,024,310
                                                     -------------
                                                         2,024,310
                                                     -------------

21       Other Post-Petition Liabilities
         Accr Payroll/Payroll Taxes/Benefits                     0
         Accr Medical Ins                                        0
         Accr Property Taxes                                     0
                                                     -------------
                                                                 0
                                                     -------------

24       Priority Debt
         Accrued Payroll/Employee Benefits                  20,513
         Accrued Property Taxes                             71,162
         Accrued Sales Taxes                                     0
                                                     -------------
                                                            91,675
                                                     -------------

Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)                   Accrual Basis -3

                           SA Telecommunications, Inc.

                                Income Statement



                                                           Month
                                                        July, 1998

         Revenues
         1 Gross Revenues                                1,016,898
         2 Less: Returns & Discounts                         1,011
         3 Net Revenue                                   1,015,887

         Cost Of Goods Sold

         4 Beginning Inventory
         5 Add: Purchases
         6 Less: Ending Inventory
         7 Cost Of Goods Sold                              862,300
         8 Gross Profit                                    153,587

         Operating Expenses

         9  Officer/Insider Compensation                    65,021
         10 Direct Labor/Salaries                          203,381
         11 Payroll Taxes                                   19,329
         12 Rent & Lease Expense                            26,427
         13 Insurance                                        6,642
         14 Depreciation/Amortization                        -
         15 General & Administrative                        20,783
         16 Other (Attach List)                              -
         17 Total Operating Expenses                       341,583
         18 Operating Income                              (187,996)

         Other Income & Expenses

         19 Other Income (Attach List)                    (450,519)
         20 Other Expenses (Attach List)
         21 Interest Expense                               (24,897)
         22 Other
         23 Net Other Income & Expenses                   (475,416)

         Reorganization Expenses

         24 Professional Fees
         25 U.S. Trustee Fees                              (32,934)
         26 Other (Attach List)
         27 Total Reorganization Expenses
         28 Income Tax
         29 Net Profit (Loss)                             (696,346)

Debtor:      SA Telecommunications, Inc. and Subsidiaries        Accrual Basis-5

Case No:     97-2395 through 97-2401

Accounts Receivable Aging
                              0 - 30 days old                        $1,018,922
                              31 - 60 days old                              -
                              61 - 90 days old                              -
                              91 + days old                                 -
                              Total Accounts Receivable              $1,018,922
                              Amount Considered Uncollectable               -
                              Account Receivable                     $1,018,922


Aging Of Postpetition Accounts Payable
                            0 - 30             31 - 60            61 - 90              91+
                             Days               Days               Days               Days               Total
---------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Accounts Payable       $    5,194,426     $       -          $       -             $     -         $  5,194,426




Status Of Postpetition Taxes

                                Beginning           Amount                                 Ending
                                   Tax             Withheld             Amount               Tax             Delinquent
                               Liability*         Or Accrued             Paid             Liability            Taxes

Federal
----------------
Withholding**                     19,398             56,839            11,579             64,659
FICA-Employee**                   11,488             16,787             7,416             20,859
FICA-Employer**                   11,488             16,787             7,416             20,859
Unemployment                       1,006                 27                27              1,006
Income
Other (Attach List)
Total Federal Taxes               43,380             90,441            26,438            107,382                   -
State And Local
---------------
Withholding                        2,722              4,330             1,603              5,449
Sales                            509,750*            78,413            78,413            509,750
Excise
Unemployment                       6,714                191               191              6,714
Real Property
Personal Property
Other (Attach List)
Total State & Local              519,186             82,934            80,207            521,913                   -
Total Taxes                      562,566            173,374           106,645            629,295                   -

* The beginning liability for state and local sales tax includes an adjustment for $260,817 reclassed from prepetition sales tax

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report. the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit

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